Exhibit 99.1
For Financial Inquiries, Contact:
Lynne Farris
Sybase Investor Relations
lfarris@sybase.com
(925) 236-8797
For Press Inquiries, Contact:
Heather Peterson
Sybase Public Relations
heatherp@sybase.com
(925) 236-6517
SYBASE REPORTS 2005 THIRD QUARTER RESULTS,
EXCEEDING FIRST CALL EPS CONSENSUS ESTIMATES
♦ Mobile & Wireless Business Grows 12%
♦ Company Revises Full-Year EPS Upward
DUBLIN, Calif. – October 20, 2005 – Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today reported financial results for the 2005 third quarter ended September 30, 2005. Pro forma net income for the third quarter reached $30.1 million, or earnings of $0.33 per share on a diluted basis (EPS). This compares with pro forma net income of $27.4 million, or EPS of $0.29 for the 2004 third quarter.
     GAAP net income for the 2005 third quarter was $28.0 million, or EPS of $0.30. This compares with GAAP net income of $17.8 million, or EPS of $0.19 for the third quarter of 2004.
     Pro forma amounts exclude amortization of certain expenses including certain purchased intangibles, unearned stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the 2005 third quarter.
     Total revenues for the third quarter were $199.3 million compared with $198.7 million for the third quarter of 2004. License revenues were $69.7 million for the 2005 third quarter compared with $70.4 million for the same quarter a year ago.

     Pro forma operating income for the 2005 third quarter was $36.2 million, representing 18% operating margin, compared with pro forma operating income of $36.3 million, or 18% operating margin, for the third quarter of 2004.
     Operating income for the 2005 third quarter calculated in accordance with generally accepted accounting principles (GAAP) was $30.2 million, representing 15% operating margin, compared with operating income of $21.5 million, or 11% operating margin for the third quarter of 2004.
     “We’re pleased with our performance this quarter, as we delivered solid results against tough comparables from the third quarter of last year. We beat our expectations on the bottom line, generated solid cash flow from operations, and increased mobile and wireless revenues by 12% year-over-year,” said John Chen, chairman, CEO and president of Sybase. “Additionally, we successfully launched a major upgrade to our flagship database, Adaptive Server Enterprise 15.0, which will drive future revenue growth.
     “We are confident in the strength of Sybase’s business fundamentals and our ability to achieve year-end targets. Based on our progress to date, we are revising upward our full-year pro forma EPS from around $1.11 to a range of $1.16 to $1.20 on a fully diluted basis. We’re also raising our GAAP EPS from around $0.76 to a range of $0.89 to $0.93 on a fully diluted basis,” concluded Mr. Chen.
Balance Sheet and Other Data
     At September 30, 2005, Sybase reported $926.5 million in cash and cash investments, including restricted cash of $7.7 million. The company generated $14.7 million in cash flow from operations in the third quarter.
     Sybase repurchased approximately $9.6 million worth of its stock during the 2005 third quarter. Approximately $84.1 million remains authorized in the company’s current share repurchase program.
     Days sales outstanding for the second quarter was 52 days.

Conference Call and Webcast Information
     The Sybase 2005 third quarter conference call and simultaneous Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time, on Thursday, October 20, 2005. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference call ends and will be available until 10 p.m. Pacific Time on October 27, 2005. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #4904033. Additionally, the archived Webcast will be available for 60 days, through December 20, 2005.
About Sybase, Inc.
     Sybase is the largest global enterprise software company exclusively focused on managing and mobilizing information from the data center to the point of action. Sybase provides open, cross-platform solutions that securely deliver information anytime, anywhere, enabling customers to create an information edge. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase Website: http://www.sybase.com.
Forward-Looking Statements
     Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward-looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward-looking statements include, but are not limited to, the performance of the global economy and growth in software industry sales; possible disruptive effects of organizational or personnel changes; the success of certain business combinations engaged in by the company or by competitors; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; and other factors described in Sybase, Inc.’s reports filed with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report on Form 10-Q for the three-month period ended June 30, 2005.

Sybase Third Quarter 2005 Selected Highlights
Sybase announcements during the third quarter of 2005 expanded upon the company’s leadership in the relational database market with the launch of ASE 15 and the mobile enterprise computing market, with particular focus on the extension of new product offerings. Additionally, Sybase continued to increase its leadership in the mobile applications market with the proposed acquisition of Extended Systems.
Mobile Enterprise Computing:
- Announced Unwired Accelerator 7.0 and Unwired Orchestrator 5.0 to further enhance enterprise customers’ ability to quickly create composite applications and then easily extend them to their mobile workforce: http://www.sybase.com/detail?id=1037147
- Unveiled the Carrier Edition of Sybase® mFolio, a dynamic Web content mobilization data service offering: http://www.sybase.com/detail?id=1037689
- Launched the next generation of iAnywhere’s RFID software platform, RFID Anywhere™ 2.0, enabling the development and management of robust, highly distributed, scalable RFID solutions: http://www.ianywhere.com/press_releases/rfid_anywhere_2_0.html
- Introduced iAnywhere’s Sales Anywhere® for Salesforce.com, spotlighting leadership in providing easily deployable and maintainable hosted-service offerings for the mobile CRM community: http://www.sybase.com/detail?id=1037451
- Signed an agreement to acquire Extended Systems, a pioneer in mobile application software for the enterprise, which will be integrated into Sybase’s iAnywhere subsidiary: http://www.sybase.com/detail?id=1036884
- Announced that Sybase and Xiamen Xiangtone will pioneer a mobile search service on Answers Anywhere™ software, enabling cell phone users to access information via SMS or WAP: http://www.sybase.com/detail?id=1036905
- Unveiled Trade Lifecycle Monitor Solution for next-generation, real-time business process tracking: http://www.sybase.com/detail?id=1037383
- Showcased Unwired Enterprise Success at Annual Sybase Techwave Conference: http://www.sybase.com/detail?id=1037149
- Announced product support for Palm’s future Windows Mobile-Based Treo Smartphones, enabling companies to effectively manage and move critical data and content from the data center out to the front lines of business and back: http://www.ianywhere.com/press_releases/palm_treo_smartphones.html
Data Management Initiatives:
- Globally launched Sybase ASE 15 to meet the increasing demands of large databases and high transaction volumes, while providing a cost-effective RDBMS: http://www.sybase.com/detail?id=1037440
- Announced Sybase and IBM are bundling Sybase ASE with IBM OpenPower servers to provide customers with reduced cost and risk for managing their data on a Linux platform; also announced Sybase® IQ on OpenPower: http://www.sybase.com/detail?id=1036906

- Announced a new partnership between Sybase and Charles River Development (Charles River), which will enable Charles River to develop its award-winning software suite for the institutional investment managers on Sybase’s high-performance ASE: http://www.sybase.com/detail?id=1037703
- Introduced early beta registration for iAnywhere’s SQL Anywhere® Jasper and revealed a few key product details: http://www.ianywhere.com/press_releases/sql_anywhere_beta.html
- Revealed new data management solutions customers, including ELMO ICT Solutions, Security Applications, Inc. (SAI), and Servoy BV, who have selected iAnywhere’s SQL Anywhere Studio® as the data management solution for applications utilizing the Linux platform: http://www.ianywhere.com/press_releases/sql_anywhere_linux.html
Developer Initiatives:
- Announced beta availability for PowerBuilder® 10.5, PowerDesigner® 12, PocketBuilder™ 2.0.3 and DataWindow® .NET 2.0 to enable customers to successfully initiate rapid design, development, and deployment for the types of applications needed to achieve an application edge over competitors: http://www.sybase.com/detail?id=1037148
- Launched Sybase’s iAnywhere RFID Insider Developer Program, a new Web-based resource center for RFID developers, demonstrating continued support of the developer community: http://www.sybase.com/detail?id=1037683
- Unveiled iAnywhere’s Answers Anywhere 4.0, a scalable middleware platform for building easy-to-use application interfaces that feature powerful context understanding and natural language capabilities, spotlighting leadership in the mobile middleware market: http://www.ianywhere.com/press_releases/answers_anywhere_4_0.html
- Announced approval of the Sybase new Data Tools Platform (DTP) project proposal in conjunction with The Eclipse Foundation: http://www.sybase.com/detail?id=1037271
Industry Accolades:
- Presented iAnywhere’s fifth annual Innovator Awards to American Technology Corporation, ELMO ICT Solutions and Eleven Technology: http://www.sybase.com/detail?id=1037156
- Announced that Sybase ASE and Sybase IQ customers — including, Citadel, comScore Networks, GuangDong Telecom Co.Ltd., Health Insurance Review Agency and Nielsen Media Research — received a total of 26 Winter Corp. 2005 TopTen awards: http://www.sybase.com/detail?id=1037607
Sybase, Answers Anywhere, mFolio, Sales Anywhere, RFID Anywhere, SQL Anywhere Studio, PowerBuilder, Power Designer, PocketBuilder, and DataWindow are trademarks of Sybase, Inc. or its subsidiaries. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended September 30, 2005				Three Months Ended September 30, 2004
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$69,739	—		$69,739	$70,380	—		$70,380
Services	129,588	—		129,588	128,338	—		128,338

Total revenues	199,327	—		199,327	198,718	—		198,718

Costs and expenses:
Cost of license fees	10,993	(2,046)	a	8,947	15,566	(4,710)	a	10,856
Cost of services	37,980	(126)	b	37,854	39,757	(16)	b	39,741
Sales and marketing	59,655	17	b	59,672	59,254	(83)	b	59,171
Product development and engineering	34,932	(10)	b	34,922	29,114	(19)	b	29,095
General and administrative	23,873	(2,152)	b	21,721	24,034	(508)	b	23,526
Amortization of other purchased intangibles	1,677	(1,677)	a	—	1,677	(1,677)	a	—
Reversal of purchase accounting accrual	—	—	c	—	(2,677)	2,677	c	—
Cost of restructure	21	(21)	d	—	10,479	(10,479)	d	—

Total costs and expenses	169,131	(6,015)		163,116	177,204	(14,815)		162,389

Operating income	30,196	6,015		36,211	21,514	14,815		36,329

Interest income and expense and other, net	3,881	—		3,881	2,518	—		2,518

Income before income taxes	34,077	6,015		40,092	24,032	14,815		38,847

Provision for income taxes	6,090	3,856	e	9,946	6,201	5,186	e	11,387

Net income	$27,987	$2,159		$30,146	$17,831	$9,629		$27,460

Basic net income per share	$0.31	$0.03		$0.34	$0.19	$0.10		$0.29

Shares used in computing basic net income per share	89,634	89,634		89,634	94,500	94,500		94,500

Diluted net income per share	$0.30	$0.03		$0.33	$0.19	$0.10		$0.29

Shares used in computing diluted net income per share	92,431	92,431		92,431	95,961	95,961		95,961

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) reversal of purchase accounting accrual; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Nine Months Ended September 30, 2005				Nine Months Ended September 30, 2004
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma
Revenues:
License fees	$200,362	—		$200,362	$188,713	—		$188,713
Services	395,284	—		395,284	381,195	—		381,195

Total revenues	595,646	—		595,646	569,908	—		569,908

Costs and expenses:
Cost of license fees	36,973	(9,097	)a	27,876	44,704	(13,108	)a	31,596
Cost of services	118,248	(292	)b	117,956	122,903	(123	)b	122,780
Sales and marketing	184,593	(207	)b	184,386	179,688	(279	)b	179,409
Product development and engineering	102,764	(26	)b	102,738	88,922	(58	)b	88,864
General and administrative	69,183	(5,143	)b	64,040	67,612	(3,012	)b	64,600
Amortization of other purchased intangibles	5,031	(5,031	)a	—	3,462	(3,462	)a	—
Reversal of purchase accounting accrual	—	—	c	—	(2,677)	2,677	c	—
Cost of restructure	302	(302	)d	—	10,351	(10,351	)d	—

Total costs and expenses	517,094	(20,098)		496,996	514,965	(27,716)		487,249

Operating income	78,552	20,098		98,650	54,943	27,716		82,659

Interest income and expense and other, net	10,620	—		10,620	8,495	—		8,495

Income before income taxes	89,172	20,098		109,270	63,438	27,716		91,154

Provision for income taxes	31,984	1,483	e	33,467	19,599	8,526	e	28,125

Net income	$57,188	$18,615		$75,803	$43,839	$19,190		$63,029

Basic net income per share	$0.63	$0.21		$0.84	$0.46	$0.20		$0.66

Shares used in computing basic net income per share	90,403	90,403		90,403	95,973	95,973		95,973

Diluted net income per share	$0.62	$0.20		$0.82	$0.44	$0.20		$0.64

Shares used in computing diluted net income per share	92,961	92,961		92,961	98,522	98,522		98,522

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) reversal of purchase accounting accrual; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
(In thousands, except share and per share data)	2005	2004
	(Unaudited)
Current assets:
Cash and cash equivalents	$412,463	$321,417
Short-term investments	371,261	158,217

Total cash, cash equivalents and short-term cash investments	783,724	479,634

Restricted cash	5,073	5,356
Accounts receivable, net	116,189	157,897
Deferred income taxes	8,697	11,205
Other current assets	18,762	14,790

Total current assets	932,445	668,882

Long-term cash investments	135,125	33,998
Restricted long-term cash investments	2,600	2,600
Property, equipment and improvements, net	56,787	64,371
Deferred income taxes	44,660	39,440
Capitalized software, net	66,909	61,771
Goodwill, net	208,412	214,110
Other purchased intangibles, net	60,660	67,208
Other assets	37,698	31,142

Total assets	$1,545,296	$1,183,522

Current liabilities:
Accounts payable	$9,750	$11,962
Accrued compensation and related expenses	43,882	43,632
Accrued income taxes	49,966	32,595
Other accrued liabilities	69,270	81,715
Deferred revenue	181,244	208,741

Total current liabilities	354,112	378,645

Other liabilities	34,874	33,121
Long-term deferred revenue	4,959	10,170
Minority interest	5,030	5,030
Long-term convertible debt	460,000	—

Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2004 - 105,337,362)	105	105
Additional paid-in capital	955,421	940,806
Accumulated deficit	(10,873)	(66,690)
Other comprehensive income	20,469	49,356
Less: Cost of treasury stock (14,232,638 shares and 2004 - 9,818,385)	(262,551)	(159,617)
Unearned compensation	(16,250)	(7,404)

Total stockholders’ equity	686,321	756,556

Total liabilities and stockholders’ equity	$1,545,296	$1,183,522

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2005	2004	2005	2004
Revenues:
License fees	$69,739	$70,380	$200,362	$188,713
Services	129,588	128,338	395,284	381,195

Total revenues	199,327	198,718	595,646	569,908

Costs and expenses:
Cost of license fees	8,947	10,856	27,876	31,596
Cost of services	37,854	39,741	117,956	122,780
Sales and marketing	59,672	59,171	184,386	179,409
Product development and engineering	34,922	29,095	102,738	88,864
General and administrative	21,721	23,526	64,040	64,600

Total costs and expenses	163,116	162,389	496,996	487,249

Operating income	36,211	36,329	98,650	82,659

Interest income and expense and other, net	3,881	2,518	10,620	8,495

Income before income taxes	40,092	38,847	109,270	91,154

Provision for income taxes	9,946	11,387	33,467	28,125

Net income	$30,146	$27,460	$75,803	$63,029

Basic net income per share	$0.34	$0.29	$0.84	$0.66

Shares used in computing basic net income per share	89,634	94,500	90,403	95,973

Diluted net income per share	$0.33	$0.29	$0.82	$0.64

Shares used in computing diluted net income per share	92,431	95,961	92,961	98,522

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., and ISDD Ltd. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2005	2004	2005	2004
Revenues:
License fees	$69,739	$70,380	$200,362	$188,713
Services	129,588	128,338	395,284	381,195

Total revenues	199,327	198,718	595,646	569,908

Costs and expenses:
Cost of license fees	10,993	15,566	36,973	44,704
Cost of services	37,980	39,757	118,248	122,903
Sales and marketing	59,655	59,254	184,593	179,688
Product development and engineering	34,932	29,114	102,764	88,922
General and administrative	23,873	24,034	69,183	67,612
Amortization of other purchased intangibles	1,677	1,677	5,031	3,462
Reversal of purchase accounting accrual	—	(2,677)	—	(2,677)
Cost (Reversal) of restructure	21	10,479	302	10,351

Total costs and expenses	169,131	177,204	517,094	514,965

Operating income	30,196	21,514	78,552	54,943

Interest income and expense and other, net	3,881	2,518	10,620	8,495

Income before income taxes	34,077	24,032	89,172	63,438

Provision for income taxes	6,090	6,201	31,984	19,599

Net income	$27,987	$17,831	$57,188	$43,839

Basic net income per share	$0.31	$0.19	$0.63	$0.46

Shares used in computing basic net income per share	89,634	94,500	90,403	95,973

Diluted net income per share	$0.30	$0.19	$0.62	$0.44

Shares used in computing diluted net income per share	92,431	95,961	92,961	98,522

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended
	September 30,
(Dollars in thousands)	2005	2004
Cash and cash equivalents, beginning of year	$321,417	$315,404
Cash flows from operating activities:
Net income	57,188	43,839
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	54,847	63,340
Write-off of assets in restructuring	—	6,908
Loss on disposal of assets	703	575
Reversal of purchase accounting accrual	—	(2,677)
Deferred income taxes	(4,603)	(4,208)
Amortization of deferred stock-based compensation	5,667	3,472
Amortization of note issuance costs	1,180	—
Changes in assets and liabilities:
Accounts receivable	39,628	24,308
Other current assets	(3,968)	1,117
Other assets — operating	2,050	3,441
Accounts payable	(2,215)	3,707
Accrued compensation and related expenses	253	(5,041)
Accrued income taxes	24,636	(150)
Other accrued liabilities	(12,635)	(27,984)
Deferred revenues	(32,917)	(9,036)
Other liabilities	1,664	6,481

Net cash provided by operating activities	131,478	108,092
Cash flows from investing activities:
(Increase) Decrease in restricted cash	284	(65)
Purchases of available-for-sale cash investments	(704,001)	(161,095)
Maturities of available-for-sale cash investments	307,524	107,822
Sales of available-for-sale cash investments	81,381	108,738
Business combinations, net of cash acquired	(6,928)	(81,272)
Purchases of property, equipment and improvements	(12,007)	(20,106)
Proceeds from sale of fixed assets	25	193
Capitalized software development costs	(26,336)	(27,918)
(Increase) Decrease in other assets — investing	(5)	2

Net cash used for investing activities	(360,063)	(73,701)
Cash flows from financing activities:
Proceeds from the issuance of convertible subordinated notes, net of issuance costs	450,238	—
Repayments of long-term obligations	(997)	(22,173)
Payments on capital lease	(201)	—
Net proceeds from the issuance of common stock and reissuance of treasury stock	40,326	26,761
Purchases of treasury stock	(144,529)	(109,491)

Net cash provided by (used for) financing activities	344,837	(104,903)
Effect of exchange rate changes on cash	(25,206)	(1,338)

Net increase (decrease) in cash and cash equivalents	91,046	(71,850)

Cash and cash equivalents, end of period	412,463	243,554
Cash investments, end of period	506,386	201,946

Total cash, cash equivalents and cash investments, end of period	$918,849	$445,500

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$49,126	$21	$—	$49,147
Mobile and Embedded	9,869	9,849	—	19,718
Financial Fusion products	874	—	—	874

Subtotal license fees	59,869	9,870	—	69,739
Intersegment license revenues	21	8,225	(8,246)	—

Total license fees	59,890	18,095	(8,246)	69,739

Services
Direct service revenue	114,547	8,963	—	123,510
Financial Fusion services	6,078	—	—	6,078
Intersegment service revenues	7	6,981	(6,988)	—

Total services	120,632	15,944	(6,988)	129,588

Total revenues	180,522	34,039	(15,234)	199,327

Total allocated costs and expenses	153,844	26,846	(15,234)	165,456

Operating income before unallocated costs	$26,678	$7,193	$—	$33,871

Other unallocated cost savings				(2,340)

Operating income after unallocated expenses				36,211

Interest income and expense and other, net				3,881

Income before income taxes				40,092

Provision for income taxes				9,946

Net income				$30,146

Basic net income per share				$0.34

Shares used in computing basic net income per share				89,634

Diluted net income per share				$0.33

Shares used in computing diluted net income per share				92,431

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., and ISDD Ltd. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$142,598	$69	$—	$142,667
Mobile and Embedded	22,448	32,736	—	55,184
Financial Fusion products	2,511	—	—	2,511

Subtotal license fees	167,557	32,805	—	200,362
Intersegment license revenues	64	18,691	(18,755)	—

Total license fees	167,621	51,496	(18,755)	200,362

Services
Direct service revenue	347,426	27,402	—	374,828
Financial Fusion services	20,456	—	—	20,456
Intersegment service revenues	13	20,269	(20,282)	—

Total services	367,895	47,671	(20,282)	395,284

Total revenues	535,516	99,167	(39,037)	595,646

Total allocated costs and expenses	458,893	82,403	(39,037)	502,259

Operating income before unallocated costs	$76,623	$16,764	$—	$93,387

Other unallocated cost savings				(5,263)

Operating income after unallocated expenses				98,650

Interest income and expense and other, net				10,620

Income before income taxes				109,270

Provision for income taxes				33,467

Net income				$75,803

Basic net income per share				$0.84

Shares used in computing basic net income per share				90,403

Diluted net income per share				$0.82

Shares used in computing diluted net income per share				92,961

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., and ISDD Ltd. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$49,126	$21	$—	$49,147
Mobile and Embedded	9,869	9,849	—	19,718
Financial Fusion products	874	—	—	874

Subtotal license fees	59,869	9,870	—	69,739
Intersegment license revenues	21	8,225	(8,246)	—

Total license fees	59,890	18,095	(8,246)	69,739

Services
Direct service revenue	114,547	8,963	—	123,510
Financial Fusion services	6,078	—	—	6,078
Intersegment service revenues	7	6,981	(6,988)	—

Total services	120,632	15,944	(6,988)	129,588

Total revenues	180,522	34,039	(15,234)	199,327

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	153,844	26,846	(15,234)	165,456

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	26,678	7,193	—	33,871

Cost of restructure - 2005 Activity	21	—	—	21
Amortization of customer lists	500	711	—	1,211
Amortization of covenant not to compete	—	466	—	466
Amortization of purchased technology	1,067	979	—	2,046

Operating income before unallocated costs	$25,090	$5,037	$—	$30,127

Other unallocated cost savings				(69)

Operating income after unallocated expenses				30,196

Interest income and expense and other, net				3,881

Income before income taxes				34,077

Provision for income taxes				6,090

Net income				$27,987

Basic net income per share				$0.31

Shares used in computing basic net income per share				89,634

Diluted net income per share				$0.30

Shares used in computing diluted net income per share				92,431

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$142,598	$69	$—	$142,667
Mobile and Embedded	22,448	32,736	—	55,184
Financial Fusion products	2,511	—	—	2,511

Subtotal license fees	167,557	32,805	—	200,362
Intersegment license revenues	64	18,691	(18,755)	—

Total license fees	167,621	51,496	(18,755)	200,362

Services
Direct service revenue	347,426	27,402	—	374,828
Financial Fusion services	20,456	—	—	20,456
Intersegment service revenues	13	20,269	(20,282)	—

Total services	367,895	47,671	(20,282)	395,284

Total revenues	535,516	99,167	(39,037)	595,646

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	458,893	82,403	(39,037)	502,259

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	76,623	16,764	—	93,387

Cost of restructure - 2005 Activity	302	—	—	302
Amortization of customer lists	1,500	2,133	—	3,633
Amortization of covenant not to compete	—	1,398	—	1,398
Amortization of purchased technology	6,160	2,937	—	9,097

Operating income before unallocated costs	$68,661	$10,296	$—	$78,957

Other unallocated costs				405

Operating income after unallocated expenses				78,552

Interest income and expense and other, net				10,620

Income before income taxes				89,172

Provision for income taxes				31,984

Net income				$57,188

Basic net income per share				$0.63

Shares used in computing basic net income per share				90,403

Diluted net income per share				$0.62

Shares used in computing diluted net income per share				92,961

SYBASE, INC.
Reconciliation of GAAP-based EPS to pro forma EPS
for the twelve months ended December 31, 2005
(unaudited)

	Low end	High end
	of range	of range
Pro forma EPS	$1.16	$1.20
Amortization of purchased intangibles	(0.19)	(0.19)
Amortization of unearned stock compensation	(0.09)	(0.09)
Income tax effect of above adjustments	0.09	0.09
Income tax effect primarily from utilization of foreign tax credits	(0.08)	(0.08)

GAAP — based EPS	$0.89	$0.93

Use of Pro Forma Financial Information
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.